November 13, 2007
Via EDGAR and Hand Delivery
Mr. Michael McTiernan
Special Counsel
U.S. Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 4561
Washington, D.C. 20549
Re:	Forestar Real Estate Group LLC (“Forestar”) Amended Registration Statement on Form 10 Filed October 24, 2007 File No. 001-33662
Dear Mr. McTiernan:
           This letter is in response to the written comments received from the staff (the “Staff”) of the Division of Corporation Finance contained in the letter dated November 7, 2007, regarding the above referenced filing (the “Comment Letter”) and our conversation with Jessica Barberich and Dan Gordon on November 8. A copy of the Comment Letter is attached for your reference. Our responses correspond to the numbering in the Comment Letter with a brief summary of the comment used as a caption.
           We understand and appreciate the purpose of your review and appreciate the points raised in your comments and in our conversation and look forward to working with you to improve the disclosure in our filing. Accordingly, we are working to clarify and supplement our disclosures in the Form 10 and are simultaneously filing Amendment No. 3 to the Form 10. For your convenience, copies of the amended Form 10 are enclosed and have been marked to show changes from Amendment No. 2 to the Form 10 filed on October 24, 2007. Page references in this response refer to the pages of the form of information statement included in the amended Form 10.
1.	Please provide us with additional information concerning the joint ownership arrangement for the corporate aircraft, including if any depreciation expense is included in the G&A pro forma adjustment and how you determined the interest in the aircraft should be depreciated over the useful life of the aircraft.
           Since we filed Amendment No. 2 to the Form 10, we have revised the joint ownership agreement to provide that we will have a 15 percent interest in the aircraft rather than the 20 percent interest that was disclosed previously. We have revised our disclosure to reflect this change. Additional information about our joint ownership agreement for corporate aircraft includes:

Mr. Michael McTiernan
November 13, 2007

•	If the owners elect to renew the agreement, no consideration is due from any of the joint owners upon renewal.

•	The agreement terminates at the earlier of the end of the two-year term or if any third party acquires more than a 20 percent ownership interest in any of the joint owners.

•	Upon termination, any joint owner has the right of first refusal to buy the other joint owner’s interest for cash at a value determined by a qualified appraiser. If the right of first refusal is not exercised, then the aircraft will be offered for sale by a broker at a value determined by a qualified appraiser. The net proceeds from the sale will be distributed to the joint owners based on their ownership interest.
           We have revised our disclosures on page 105 to reflect this additional information.
           Additional information about aircraft depreciation expense in the pro forma income statements follows:
•	The pro forma income statements reflect 15 percent of the depreciation of the aircraft: $542,000 in 2006 and $416,000 in first nine months 2007.

•	Depreciation was consistently computed for all periods presented using the straight-line method and a weighted average estimated useful life of about 8 years.
           We determined it was appropriate to depreciate our ownership interest in the aircraft over the weighted average estimated useful life of the aircraft instead of the initial two-year term of the agreement because:
•	The agreement may be renewed and our current intention is to renew the agreement;

•	It reflects the economics and substance of the transaction; and

•	Depreciation over two years would distort results of operations
•	If the agreement is renewed, future periods would reflect no depreciation expense while prior periods would reflect an overstatement of depreciation expense.

•	If the agreement is not renewed, the current period would reflect a large gain and prior periods would reflect an overstatement of depreciation expense.
2.	Please tell us how you would account for the aircraft if you were to terminate the agreement after two years.
           Upon termination of the agreement, we will follow the guidance in SFAS No. 144. Specifically, a decision to terminate would meet the criteria for classification as an asset held for sale:
•	As a result, we would classify our interest in the aircraft as an asset held for sale;

•	Going forward, we would carry our interest in the aircraft at the lower of the current carrying value or fair value less cost to sell and we would stop depreciation; and

Mr. Michael McTiernan
November 13, 2007

•	Upon the sale of our interest in the aircraft, we would recognize a gain or loss measured by the difference between the then carrying value and the proceeds received.
3.	We note your response to comment 4; however, we do not understand what “other changes in real estate” represents. Please explain.
           In 2005 and 2004,“Other changes in real estate” primarily relates to the in substance sales of recently acquired real estate to partnerships accounted for using the equity method. In both 2005 and 2004, we acquired real estate and, consistent with our intentions and within the same year, we contributed that real estate into partnerships in exchange for a 50 percent interest and cash equal to 50 percent of the value of the real estate contributed. The cash was contributed to the partnerships by a third party in exchange for a 50 percent interest in the partnerships. In all cases, the carrying value of the real estate approximated its fair value at the time of the contribution. Our accounting for these transactions follows:
•	To reflect the initial acquisition of the real estate, we increased real estate and decreased cash by the amount paid for the real estate. We included this outflow of cash in “Real estate development and acquisition expenditures.”

•	To reflect the in substance sale of the real estate to the partnership, we decreased real estate for the carrying value of the real estate contributed, increased investment in partnerships for 50 percent of the carrying value of the real estate contributed, increased cash for the funds received from the partnership and deferred any resulting gain. We included this inflow of cash in “Other changes in real estate.”
           In first nine months 2007, “Other changes in real estate” principally consist of an inflow of cash related to a real estate project accounted for using the cost recovery method.
4.	Please tell us how you determined that your oil and gas activities are not within the scope of SFAS No. 19.
           Our mineral interests were acquired by Temple-Inland in the ordinary course of business of acquiring land for the purpose of growing timber. The mineral interests were incidental to the purchase of the timberland. We historically have not acquired mineral rights separate and apart from acquiring the real estate.
           Our intent is not to engage in oil and gas producing activities. Rule 4-10(a) of Regulation S-X defines oil and gas producing activities to include:
(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations.

(B)	The acquisition of property rights or properties for the purpose of further exploration and/or for the purpose of removing the oil or gas from existing reservoirs on those properties.

Mr. Michael McTiernan
November 13, 2007

(C)	The construction, drilling and production activities necessary to retrieve oil and gas from its natural reservoirs, and the acquisition, construction, installation, and maintenance of field gathering and storage systems-including lifting the oil and gas to the surface and gathering, treating, field processing (as in the case of processing gas to extract liquid hydrocarbons) and field storage...
           We own oil and gas mineral interests through our land purchases and land holdings. Through agreements commonly referred to in the industry as leases, we sell rights for the exploration and production of these minerals to oil and gas companies that engage in such activities. The oil and gas producing activities occurring on our property are being conducted by exploration and production companies that determined, subsequent to our purchase of the real estate, that there may be hydrocarbons present within our mineral interests. We do not participate in the operating decisions or costs associated with this exploration and production activity, and we have no input as to the timing or quantity of production. In our October 24, 2007 response, we stated that we considered, but did not apply, SFAS No. 19 as amended by SFAS No. 69, to further support our revenue recognition policies with respect to payments we receive from these oil and gas companies. We concluded that the provisions of SFAS No.19 do not apply to us because of the following:
•	Our land purchases, which may include the sub-surface rights, were not for the purpose of exploration or for the purpose of removing the oil or gas from existing reservoirs, if any, beneath those properties.

•	The disclosure requirements of SFAS No. 19 as amended by SFAS No. 69, would not be meaningful and could be potentially misleading to the readers of our financial statements. Such disclosures may suggest to readers of our financial statements that we have the right to extract the oil and gas represented by the reserves. However, all wells from which we receive royalties are pursuant to leases where we have granted others the right to engage in exploration and production activities, so we have no right to extract the oil and gas.

•	We are not in the business of exploring for oil and gas or operating oil and gas wells. Estimates of potential reserve information, which would be necessary to complete the disclosure requirements of SFAS No. 69, are not pertinent to our business. Additionally, we do not have rights or access to the required information controlled by the operators necessary to prepare the disclosures typically attributed to companies involved in oil and gas producing activities.

•	We believe that providing a separate line item in the statement of income and a related footnote disclosure describing the nature of the revenue received provides sufficient information to our investors. We also believe that providing further disclosure of our mineral interests, similar to that required of companies involved in oil and gas producing activities, would be a distraction from the focus of our fundamental business operations.
           As a result, we believe SFAS No. 19 does not apply to the oil and gas activities conducted within our natural resources segment. Even if we were to assume SFAS No. 19 did

Mr. Michael McTiernan
November 13, 2007

apply, we do not believe it would dictate any different revenue recognition policies for our specific operations nor could we comply with the additional disclosure requirements. We refer you to our response dated October 24, 2007, for the guidance we followed regarding our revenue recognition policies for these operations.
*       *       *
          As requested in your letter, we hereby acknowledge that:
•	we are responsible for the adequacy and accuracy of the disclosure in our filings;

•	staff comments or changes to our disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to a filing; and

•	we may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
           We hope that the foregoing has been responsive to the Staff’s comments. We appreciate your interest in working with us to enhance the disclosures in our filing and look forward to working with you toward this end. If you should have any questions or comments regarding this matter, please feel free to contact me.
Very truly yours,
/s/ Grant F. Adamson
Grant F. Adamson
Chief Governance Officer
Enclosures
cc:	David M. Grimm, Forestar Real Estate Group Stephen W. Hamilton, Skadden Arps Ernst & Young LLP